SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                  Clarify Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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
                                     [LOGO]


                                  CLARIFY INC.
                                2125 O'Nel Drive
                           San Jose, California 95131


May 5, 1997



TO THE STOCKHOLDERS OF CLARIFY INC.

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Clarify Inc. (the "Company"), which will be held at the offices of the Company, 2125 O'Nel Drive, San Jose, CA 95131, on Wednesday, June 11, 1997, at 10:00 a.m.

         Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

         It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.


                                         Sincerely,



                                         David A. Stamm
                                         President and Chief Executive Officer

                                     [LOGO]


                                  CLARIFY INC.
                                2125 O'Nel Drive
                           San Jose, California 95131


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 11, 1997

         The Annual Meeting of Stockholders ("Annual Meeting") of Clarify Inc. (the "Company") will be held at the offices of the Company, 2125 O'Nel Drive, San Jose, CA 95131, on Wednesday, June 11, 1997, at 10:00 a.m. for the following purposes:

         1. To elect five directors of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

         2.  To  approve  an  amendment   to  the   Company's   Certificate   of
Incorporation increasing the number of shares of the Company's Common Stock reserved for issuance thereunder by 30,000,000 shares;

         3. To approve amendments to the 1995 Stock Option/Stock Issuance Plan, which would among other things, provide for automatic annual increases in the share reserve in 1998 and 1999, as set forth in the accompanying proxy;

         4. To approve amendments to the Employee Stock Purchase Plan, including an increase by 500,000 shares to the number of shares available, as set forth in the accompanying proxy;

         5. To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1997; and

         6. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the attached Proxy Statement.

         Only stockholders of record at the close of business on April 30, 1997 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 2125 O'Nel Drive, San Jose, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS,


                                    David A. Stamm
                                    President and Chief Executive Officer

San Jose, California
May 5, 1997

--------------------------------------------------------------------------------
                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

--------------------------------------------------------------------------------

                                  CLARIFY INC.
                                2125 O'Nel Drive
                           San Jose, California 95131


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 11, 1997

         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Clarify Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Company, 2125 O'Nel Drive, San Jose, CA 95131, on Wednesday, June 11, 1997, at 10:00 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about May 5, 1997.

                               PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On April 30, 1997, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 20,799,834 shares of Common Stock outstanding. Each stockholder of record on April 30, 1997 is entitled to one vote for each share of Common Stock held by such stockholder on April 30, 1997. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

         The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

         Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The five nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes are not counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

         Proposal 2. Approval of the adoption of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes are not affirmative votes, and therefore, will have the same effect as votes against the proposal.

         Proposal 3. Approval of the amendment to the Company's 1995 Stock Option/Stock Issuance Plan requires the affirmative vote of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus will not affect the outcome of the voting on the proposal.

         Proposal 4. Approval of the amendment to the Company's Employee Stock Purchase Plan requires the affirmative vote of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus will not affect the outcome of the voting on the proposal.

         Proposal 5. Ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1997 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be treated as entitled to vote on the proposal.

Proxies

         Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the proposals set forth in this Proxy Statement and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company has also retained Corporate Investor Communications, Inc. ("CIC") to assist in the solicitation of proxies. CIC will receive a fee for such services of approximately $4,500 plus out-of-pocket expenses, which will be paid by the Company. Except as described above, the Company does not presently intend to solicit proxies other than by mail.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The directors who are being nominated for reelection to the Board of Directors (the "Nominees"), their ages as of April 30, 1997, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The five (5) Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual
Meeting will be elected  directors of the Company to serve until the next Annual
Meeting or until their successors have been duly elected and qualified.
Nominees                                Age                   Positions and Offices Held with the Company
--------------------------------       -------      ----------------------------------------------------------------

James L. Patterson (2)                   59         Chairman of the Board
David A. Stamm(3)                        44         President, Chief Executive Officer and Director
Thomas H. Bredt (2)                      56         Director
Mary Jane Elmore (1)                     43         Director
Frederick Fluegel (1)                    57         Director


(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Stock Option Committee

         Mr. Patterson has served as Chairman of the Board of the Company since April 1991. From May 1985 to June 1995, Mr. Patterson served as a director of Weitek Inc., a semiconductor company. Mr. Patterson has been an independent consultant since June 1987. Mr. Patterson is also a director of Aspect Telecommunications Corp., a provider of call transmission processing systems. Mr. Patterson holds a B.S.E.E. degree in electrical engineering from the University of Colorado.

         Mr. Stamm co-founded the Company in August 1990. Since that time he has served as President, Chief Executive Officer and Director of the Company. Mr. Stamm also co-founded Daisy Systems Corporation ("Daisy"), a computer-aided engineering hardware and software company, in August 1980, and served in a variety of executive positions with Daisy through late 1988, most recently as Executive Vice President, and served as a director until late 1989. Prior to joining Daisy, Mr. Stamm was employed by Intel Corporation, a semiconductor company, for seven years. Mr. Stamm holds a B.S.E.E. degree from Purdue University and holds a patent on single-chip microprocessor technology.

         Mr. Bredt has been a director of the Company since February 1991. Mr. Bredt has been a general partner of MV Management IV, L.P., the general partner of Menlo Ventures IV, L.P., a venture capital partnership, since April 1986. Mr. Bredt is also a director of Interlink Computer Sciences, Inc., a computer software and hardware company, and Red Brick Systems, Inc., a data warehousing company. Mr. Bredt holds a B.S.E. degree in science engineering from the University of Michigan, an M.E.E. degree in electrical engineering from New York University and a Ph.D. degree in computer science from Stanford University.

         Ms. Elmore has been a director of the Company since February 1991. Ms. Elmore has been a general partner of Institutional Venture Management IV, the general partner of Institutional Venture Partners IV, a venture capital partnership, since 1983. Ms. Elmore is also a director of Storm Technology, Inc., a provider of digital photo solutions. Ms. Elmore holds a B.S. degree in mathematics from Purdue University and an M.B.A. from Stanford University.

         Mr. Fluegel has been a director of the Company since February 1991. Mr. Fluegel has been a general partner of Matrix Partners, a group of venture capital funds since February 1982. Mr. Fluegel is also a director of FileNet Corp., a company that provides workflow and document imaging software. Mr. Fluegel holds a B.S. degree in engineering from the U.S. Naval Academy and an M.S. degree in business administration from University of California at Irvine.

Board of Directors Meetings and Committees

         During the fiscal year ended December 31, 1996, the Board of Directors held ten (10) meetings and acted by written consent on one (1) occasion. For the fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and
(ii) the total number of meetings held by all Committees of the Board of Directors on which each such director served. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Stock Option Committee.

         During the fiscal year ended December 31, 1996, the Audit Committee of the Board of Directors met one (1) time. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the Company's auditors, the performance of the Company's auditors and the accounting practices of the Company. The members of the Audit Committee are Ms. Elmore and Mr. Fluegel.

         During the fiscal  year  ended  December  31,  1996,  the  Compensation
Committee of the Board of Directors met three (3) times. The Compensation Committee reviews the performance of the executive officers of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels and administers the 1995 Stock Option/Stock Issuance Plan. The members of the Compensation Committee are Messrs. Bredt and Patterson.

         During the fiscal year ended December 31, 1996, the Stock Option Committee of the Board of Directors acted by written consent 62 times. The Stock Option Committee has the authority to make option grants under the 1995 Stock Option/Stock Issuance Plan to non-officers of the Company. The sole member of the Stock Option Committee is Mr. David Stamm.

Director Compensation

         Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors, except for reimbursement of their expenses in attending Board and committee meetings.

         Non-employee Board members are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Company's 1995 Stock Option/Stock Issuance Plan. On June 25, 1996, Messrs. Patterson, Bredt, and Fluegel and Ms. Elmore were each granted an option to purchase 6,000 shares at an exercise price of $23.00 per share under the Automatic Option Grant Program. Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. These special grants may be summarized as follows:

o Each individual who was a non-employee Board member on the date of the initial public offering and each individual who becomes a non-employee Board member after such date, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of the offering or if later, at the time of such initial election or appointment, a non-statutory stock option to purchase 10,000 shares of Common Stock.

o On the date of each Annual Stockholders Meeting beginning with the 1996 Annual Meeting, each individual who continues to serve as a non-employee Board member will receive an additional grant of a non-statutory stock option under the Option Plan to purchase 6,000 shares of Common Stock, provided such individual has been a member of the Board for at least six months.

         Non-employee members of the Board not serving on the Compensation Committee and directors who are employees of the Company are eligible to receive options and be issued shares of Common Stock directly under the 1995 Stock Option/Stock Issuance Plan. A director who is also an employee of the Company, is eligible to participate in the Company's Employee Stock Purchase Plan and, if an executive officer of the Company, the Executive Bonus Plan.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED HEREIN.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of March 31, 1997, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and
(iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rude 13d-3 under the Exchange
Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares
(for example, upon exercise of an option or warrant) within (60) days of the date as of which the information is provided and in computing the percentage owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

 5% Stock holders, Directors, Named Officers   Shares Beneficially    Percent Beneficially
    and Officers and Directors as a Group            Owned(1)               Owned(1)
    -------------------------------------            --------               --------
Putnam Investments, Inc. (2)...............          2,398,591               11.55%
  One Post Office Square
  Boston, MA 02109

Warburg, Pincus Counsellors, Inc. (3) .....          2,252,566               10.85
  466 Lexington Avenue
  New York, NY 10017

FMR Corp (4)...............................          1,299,000                6.26
  82 Devonshire Street
  Boston, MA 02109

David A. Stamm (5).........................          1,681,122                8.10
  c/o Clarify Inc.
 2125 O'Nel Drive
 San Jose, California 95131

Thomas H. Bredt (6)........................            106,606                   *
Mary Jane Elmore (7).......................            414,584                2.00
Frederick Fluegel (8)......................            116,382                   *
James L. Patterson (9).....................            221,974                1.07
Donna J.H. Novitsky (10)...................            289,945                1.40
Randy Raynor (11)..........................            200,429                   *
Ray M. Fritz (12)..........................            121,048                   *
Robert A. Spinner (13).....................            166,098                   *
Christopher C. Liotta (14).................            157,443                   *
All current officers and directors as a
group (14).................................          3,475,631               16.74

----------

* Less than 1%

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(2) Includes (i) 2,344,991 shares held by Putnam Investment Management, Inc. ("PIM") and (ii) 53,600 shares held by Putnam Advisory Company, Inc. ("PAC"), two wholly-owned subsidiaries and registered advisors of Putnam Investments, Inc. ("PI"), which is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. ("MMC").

                                       6

(3) Includes shares owned on behalf of another person where Warburg, Pincus Counsellors, Inc. serves as Investment Advisor to many accounts. None of these accounts, individually, own more than 5% of the Company's Common Stock.

(4) Includes (i) 916,200 shares held by Fidelity Management & Research Company ("Fidelity") and a wholly-owned subsidiary and investment advisor of FMR Corp. and (ii) 382,800 shares held by Fidelity Management Trust Company, a bank, and wholly-owned subsidiary and institutional account investment manager of FMR Corp.

(5) Includes (i) 5,000 shares held by Mr. Stamm's 2 daughters and (ii) 20,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 31, 1997.

(6) Includes (i) 5,000 shares of Common Stock issuable pursuant to currently exercisable options and (ii) 26,666 shares held by Menlo Ventures. Mr. Bredt, a director of the Company, is a general partner of MV Management IV, L.P. ("MV Management"), the general partner of Menlo Ventures IV. L.P. ("Menlo Ventures"). Mr. Bredt disclaims beneficial ownership of the shares held by Menlo Ventures and its affiliated entities except to the extent of his pecuniary interest therein arising from his general partnership interest in MV Management.

(7) Includes (i) 5,000 shares of Common Stock issuable pursuant to a currently exercisable option and (ii) 349,176 shares held by Institutional Venture Partners IV ("IVM IV") and (iii) 5,318 shares held by Institutional Venture Management IV ("IVM IV"). Ms. Elmore, a director of the Company, is a general partner of IVM IV, which is the general partner of IVP IV. Ms. Elmore disclaims beneficial ownership of shares held by IVP IV and persons and entities affiliated therewith except to the extent of her individual share ownership and her pecuniary interest in IVM IV.

(8) Includes 5,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 31, 1997.

(9) Includes 28,223 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 31, 1997.

(10) Includes 16,666 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 31, 1997.

(11) Includes 75,800 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 31, 1997.

(12) Includes 13,332 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 31, 1997.

(13) Includes 126,598 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 31, 1997.

(14) Includes 33,332 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 31, 1997.

(15) Includes 333,951 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 31, 1997.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer ("CEO") and the executive officers of the Company and to administer the Company's 1995 Stock Option/Stock Issuance Plan and Employee Stock Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus programs to be in effect for the CEO and the other executive officers and certain key employees each fiscal year.

         For the 1996 fiscal year, the process utilized by the Committee in determining executive officer compensation levels took into account both qualitative and quantitative factors. Among the factors considered by the Committee were survey data disclosing executive compensation programs in place at similar-size companies and the recommendations of the Company's CEO. However, the Committee made the final compensation decisions concerning such officers.

         General Compensation Policy. The Committee's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

         Base Salary. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete for executive talent on the basis of executive management surveys conducted by the Company.

         Annual Cash Bonuses. Each executive officer has an established target. The annual pool of bonuses for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the start of the fiscal year, a range for the executive's contribution and a measure of customer satisfaction. For the 1996 fiscal year, the Company exceeded its performance targets and bonuses were paid in amounts greater than targeted bonus amounts. Actual bonuses paid reflect an individual's accomplishment of both corporate and functional objectives, with greater weight being given to achievement of corporate rather than functional objectives. Each year, the annual incentive plan is reevaluated with a new achievement threshold and new targets for revenue and profit.

         Long-Term Incentive Compensation. During fiscal 1996, the Committee, in its discretion, made option grants to Messrs. Fritz, Liotta, Spinner, Raynor, and Ms. Novitsky under the 1995 Stock Option/Stock Issuance Plan. Generally, a significant grant is made in the year that an officer commences employment and no grant is made in the second year. Grants may or may not be made in subsequent years. Generally, the size of the initial grant and each subsequent grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility and promotion and, for subsequent grants, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee's discretion.

         Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a two to five year period, contingent upon the executive officer's continued employment with the Company and the vesting schedule is adjusted to reflect existing grants to ensure a meaningful incentive in each year following the year of grant. Accordingly, the option will provide a return to the executive officer only if he or she remains in the

Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

         CEO Compensation. The annual base salary for Mr. Stamm, the Company's President and Chief Executive Officer, was established by the Committee in February 1994 and increased in October 1996. The Committee's decision was made primarily on the basis of Mr. Stamm's personal performance of his duties.

         The remaining components of the Chief Executive Officer's 1996 fiscal year incentive compensation were entirely dependent upon the Company's financial performance and provided no dollar guarantees. The bonus paid to the Chief Executive Officer for the fiscal year 1996 was based on the same incentive plan as all other officers. An option grant was made to the Chief Executive Officer during the 1996 fiscal year and was intended to reflect his years of service with the Company and to place a significant portion of his total compensation at risk, because the options will have no value unless there is appreciation in the value of the Company's Common Stock over the option term.

         Tax Limitation. As a result of federal tax legislation enacted in 1993, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. This limitation will be in effect for all fiscal years of the Company after the Company's initial public offering. The stockholders approved the Company's 1995 Stock Option/Stock Issuance Plan, which includes a provision that limits the maximum number of shares of Common Stock for which any one participant may be granted stock options over the term of the plan. Accordingly, any compensation deemed paid to an executive officer upon the exercise of an outstanding option under the 1995 Stock Option/Stock Issuance Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to the Company's executive officers for the 1997 fiscal year will exceed the $1 million limit per officer, the Committee will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million cap.

                                            Compensation Committee

                                            James L. Patterson
                                            Thomas H. Bredt


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Company's Board of Directors was formed in July 1993, and the members of the Compensation Committee are Messrs. Patterson and Bredt. Neither of these individuals was at any time during 1996, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                             STOCK PERFORMANCE GRAPH

         The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between November 3, 1995 (the date the Company's Common Stock commenced public trading) and December 31, 1996 with the cumulative total return of (i) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Stock Market-U.S. Index") and (ii) the Hambrecht & Quist Software Sector Index (the "H&Q Software Sector Index"), over the same period. This graph assumes the investment of $100.00 on November 3, 1995 in the Company's Common Stock, the Nasdaq Stock Market-U.S. Index and the H&Q Software Sector Index, and assumes the reinvestment of dividends, if any.

         The comparisons shown in the graph below are based upon historical data and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from Hambrecht & Quist LLC, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

            Comparison of Cumulative Total Return Among Clarify Inc., the Nasdaq Stock Market-U.S. Index and the H&Q Software Sector Index

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


                                            Cumulative Total Return
                               -------------------------------------------------
                                     11/03/95        12/95         12/96
                                     --------        -----         -----
CLARIFY INC.                            100           135           431
NASDAQ STOCK MARKET--US                 100            99           122
HAMBRECHT & QUIST COMPUTER              100            96           116




         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

         The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and four (4) other executive officers who were serving as such at the end of the fiscal year each of whose salary and bonus for fiscal year 1996 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for that fiscal year (collectively, the "Named Officers").

                           Summary Compensation Table

                                                                               Long-Term
                                                                              Compensation
                                                                              ------------
                                                                                 Awards
                                                                                 ------
                                                   Annual Compensation         Securities
                                                   -------------------         Underlying         All Other
 Name and Principal Position       Year          Salary($)      Bonus($)       Options(#)      Compensation(1)
 ---------------------------       ----          ---------      --------       ----------      ---------------
 David A. Stamm                     1996          $173,269      $111,540        35,000               $336
    President and Chief             1995          $139,706      $158,834        20,000               $600
    Executive Officer               1994          $141,458             0             0               $600

 Ray M. Fritz                       1996          $143,129       $56,784        15,000               $313
    Vice President, Finance         1995          $128,422       $83,751        13,332               $626
    and Chief Financial             1994           $46,654       $10,000       146,666               $209
    Officer

 Donna J. H. Novitsky               1996          $139,850       $55,770        15,000               $313
    Vice President,                 1995          $130,311       $57,949        16,666               $626
    Marketing                       1994          $122,634       $22,000        80,000               $569

 Randy Raynor                       1996          $149,623       $59,826         5,000               $339
    Vice President,                 1995          $141,006       $62,705        80,000               $677
    Engineering                     1994          $134,966       $12,000             0               $600

 Robert A. Spinner                  1996          $308,426       $27,040        22,500               $327
    Vice President, Sales           1995          $296,695       $47,750        33,332               $670
                                    1994                 0             0       166,666                  0

 Christopher C. Liotta              1996          $139,811       $55,770        20,000               $313
    Vice President, Customer        1995          $130,429       $68,001        16,666               $626
    Service and Support             1994                 0             0             0                  0


(1)  Represents life insurance premiums paid by the Company.

Option Grants in Last Fiscal Year

    The following table contains information concerning the stock option grants made to each of the Named Officers in fiscal year 1996. No stock appreciation rights were granted to these individuals during such year.

                                                                                        Potential
                                                                                   Realizable Value at
                       Number of          Individual Grant                            Assumed Annual
                      Securities          ----------------                           Rates of Stock
                      Underlying     % of Total                                    Price Appreciation
                        Options    Options Granted   Exercise                        for Option Term
                        Granted     to Employees      or Base     Expiration         ---------------
        Name            (#)(2)       in 1996(1)    Price ($/Sh)      Date         5% ($)        10% ($)
-------------------   ----------  ---------------  --------------------------  ------------  ----------
David A. Stamm.....     35,000          2.62          51.875       12/04/06     1,141,837     2,893,634
Ray M. Fritz.......     15,000          1.12          51.875       12/04/06       489,359     1,267,484
Donna J.H. Novitsky     15,000          1.12          51.875       12/04/06       489,359     1,267,484
Randy Raynor.......      5,000          0.37          51.875       12/04/06       163,120       413,377
Robert A. Spinner..     22,500          1.68          51.875       12/04/06       734,038     1,860,196
Christopher C. Liotta   20,000          1.50          51.875       12/04/06       652,478     1,653,508

----------

(1) The Company granted options to employees to purchase 1,335,829 shares of Common Stock in 1996. Options become exercisable to the extent of 25% after one year from the vesting commencement date and the remainder in a series of equal monthly installments over a period of 36 months. The exercise price for each option may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise. The plan administrator has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the regrant date. The options have a maximum term of 10 years measured from the option grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. For additional terms applicable to the options, see Proposal No. 3 - "Amendment to 1995 Stock Option/Stock Issuance Plan."

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Commission. There is no assurance that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from option grants made to the executive officers.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth information  concerning the shares acquired and the value  realized  upon the exercise of stock  options  during fiscal year
1996 and the year-end  number and value of  unexercised  options with respect to each of the Named Officers.  No stock appreciation  rights were exercised by the
Named Officers in fiscal year 1996 or were outstanding at the end of that year.
                                                            Number of
                                                      Securities Underlying             Value of Unexercised
                                                       Unexercised Options              in-the-Money Options
                      Shares                              at FY-End (#)                   at FY-End ($)(3)
                    Acquired on       Value               -------------                   ----------------
Name               Exercise (#)  Realized ($)(1)  Exercisable(2)   Unexercisable    Exercisable     Unexercisable
----               ------------- ---------------  --------------   -------------    -----------     -------------
David A. Stamm            0               0           20,000           35,000          945,000           0
Ray M. Fritz         68,950       3,221,586           88,382           15,000        4,177,955           0
Donna J.H.                0               0           16,666           15,000          787,469           0
Novitsky
Randy Raynor          1,200          52,650           78,800            5,000        3,723,300           0
Robert A. Spinner    73,400       2,690,732          126,598           22,500        5,936,974           0
Christopher C. Liotta     0               0           33,332           20,000        1,481,191           0

(1) Based on the fair market value of the Company's Common Stock on the date of exercise, less the exercise price payable for such shares.

(2) Certain of the options are immediately exercisable for all the option shares as of the date of grant but any shares purchased thereunder are subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service to the Company prior to vesting in such shares.

(3) Based on the fair market value of the Company's Common Stock at year-end of $48.00 per share less the exercise price payable for such shares.

                                 PROPOSAL NO. 2

             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION


On April 9, 1997, the Board authorized an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.0001 per share ("Common Stock"), from 25,000,000 to 55,000,000. The stockholders are being asked to approve this proposed amendment. As of March 31, 1997, approximately 20,760,823 shares of Common Stock were issued and outstanding and 3,587,801 and 581,091 shares were reserved for issuance under the Company's Option Plan and Purchase Plan, respectively.

The Board believes that the proposed increase is desirable so that, as the need may arise, the Company will have more flexibility to issue shares of Common Stock without the expense and delay of a special stockholders' meeting, in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.

Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law or stock exchange policies.

The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt.

Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.


                                 PROPOSAL NO. 3

               AMENDMENT TO 1995 STOCK OPTION/STOCK ISSUANCE PLAN

The stockholders are being asked to approve an amendment to the Clarify Inc. 1995 Stock Option/Stock Issuance Plan (the "Option Plan") to (i) provide for automatic annual increases in the share reserve in 1998 and 1999 and (ii) make certain other changes and delete provisions as the result of changes to SEC rules governing option grants to officers and directors subject to the short-swing profit rules of the Federal securities laws. The Option Plan was adopted by the Board of Directors and approved by the stockholders on September 14, 1995. The amendment was adopted by the Board on April 9, 1997. The Company established the

Option Plan as a successor to the 1991 Stock Option/Stock Issuance Plan ("Predecessor Plan") to provide a means whereby employees, officers, directors, consultants and independent advisers of the Company or parent or subsidiary corporations may be given an opportunity to purchase shares of Common Stock. The Board believes that option grants and the stock issuances under the Option Plan play an important role in the Company's efforts to attract, employ and retain employees, directors and consultants of outstanding ability.

The principal terms and provisions of the Option Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan will be furnished by the Company to any stockholder upon written request to the Stock Administration Department at the Company's offices in San Jose, California.

Administration. The Compensation Committee of the Board, which is comprised of two (2) or more non-employee Board members ("Committee"), administers the Option Plan. Committee members serve for such period of time as the Board may determine. No Board member may serve on the Committee if he or she has received an option grant or stock award under the Option Plan or under any other stock plan of the Company or its parent or subsidiary corporations within the twelve
(12) month period preceding his or her appointment to the Committee, other than grants under the Automatic Option Grant Program. The Option Plan may also be administered with respect to optionees who are not executive officers subject to the short-swing profit rules of federal securities laws by the Board or a secondary committee comprised of one or more Board members. Currently, the Stock Option Committee has authority to administer the Option Plan with respect to non-officer employees.

The Committee (or Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the Option Plan) to determine the eligible individuals who are to receive grants under the Option Plan, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, the maximum term for which the option is to remain outstanding, whether the granted option will be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code (the "Code") or a non-statutory option not intended to meet such requirements and the remaining provisions of the option grant.

Structure. The Option Plan is divided into three separate components: (i) the Discretionary Option Grant Program, under which employees, non-employee directors and consultants may, at the discretion of the Committee, be granted options to purchase shares of Common Stock at an exercise price not less than eighty-five percent (85%) of their fair market value on the grant date, (ii) the Stock Issuance Program, under which such persons may, in the Committee's discretion, be issued shares of Common Stock directly through the purchase of such shares at a price not less than eighty-five percent (85%) of their fair market value at the time of their issuance or as a bonus tied to the performance of services and (iii) the Automatic Option Grant Program, under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date.

Eligibility. Employees (including officers), consultants and independent contractors who render services to the Company or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive option grants under the Discretionary Option Grant Program and Stock Issuance Program. A non-employee member of the Board or the board of directors of any parent or subsidiary corporation of the Company is also eligible for option grants under the Discretionary Option Grant Program and Stock Issuance Program, providing he or she is not a member of the Committee.

As of April 30, 1997, approximately 408 persons (including 7 officers) were eligible to participate in the Option Plan.

Securities Subject to Option Plan. The maximum number of shares of Common Stock that may be issued over the term of the Option Plan shall not exceed 4,127,679 shares. The number of shares of Common Stock available for issuance under the Option Plan automatically increased on the first trading day of each of the 1996 and 1997 calendar years during the term of the Option Plan by an amount equal to five percent (5%) of the shares of

Common Stock outstanding on December 31 of the immediately preceding calendar year. No Incentive Options may be granted under the Option Plan on the basis of such annual increases. Accordingly, 1,048,244 shares were added to the pool on January 1, 1996 and 1,158,475 shares were added to the pool on January 1, 1997. Assuming approval of this Proposal No. 3, the number of shares of Common Stock available for issuance under the Option Plan shall automatically increase on the first trading day of each of the 1998 and 1999 calendar years during the term of the Option Plan by an amount equal to five percent (5%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year.

No one person participating in the Option Plan may receive options, stock appreciation rights and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate over the term of the Option Plan.

Should an option expire or terminate for any reason prior to exercise in full, including options incorporated from the Predecessor Plan, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Option Plan.

                       Discretionary Option Grant Program

Price and Exercisability. The option exercise price per share in the case of an Incentive Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the grant date and, in the case of a non-statutory option, eighty-five percent (85%) of the fair market value of the Common Stock on the grant date. Options granted under the Discretionary Option Grant Program become exercisable at such time or times and during such period as the Committee may determine and set forth in the instrument evidencing the option grant.

The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Committee may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by (a) authorizing a Company loan to the optionee or (b) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Committee in its sole discretion.

No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

Termination of Service. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

The Committee may grant options which are exercisable for unvested shares of Common Stock. If such shares are exercised prior to vesting, they may be subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service. The Committee has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

Incentive Options. Incentive Options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the Option Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code shall not exceed $100,000.

Limited Stock Appreciation Rights. One or more officers of the Company subject to the short-swing profit restrictions of the federal securities laws may, at the discretion of the Committee, be granted limited stock appreciation rights in connection with their option grants under the Option Plan. An optionee holding an option with such a limited stock appreciation right in effect for at least six (6) months will have the unconditional right to surrender each such option, to the extent exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return, the officer will be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer over (ii) the option exercise price.

Tandem Stock Appreciation Rights. The Committee is authorized to issue tandem stock appreciation rights in connection with option grants under the Discretionary Option Grant Program. Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Committee, be made in cash or in shares of Common Stock.

                         Automatic Option Grant Program

Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. These special grants may be summarized as follows:

o Each individual who was a non-employee Board member on the date of the initial public offering and each individual who becomes a non-employee Board member after such date, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of the offering or if later at the time of such initial election or appointment, a non-statutory stock option to purchase 10,000 shares of Common Stock.

o On the date of each Annual Stockholders Meeting beginning with the 1996 Annual Meeting, each individual who continues to serve as a non-employee Board member will receive an additional grant of a non-statutory stock option under the Option Plan to purchase 6,000 shares of Common Stock, provided such individual has been a member of the Board for at least six months.

Each option grant under the Automatic Option Grant Program will be subject to the following terms and conditions:

                  1. The option price per share will be equal to the fair market value per share of Common Stock on the automatic grant date and each option is to have a maximum term of ten years from the grant date. The initial options granted in connection with the Company's initial public offering had an exercise price of $6.50, the initial offering price.

                  2. Each automatic option grant will be immediately exercisable for all of the option shares; the shares purchasable under the option shall be subject to repurchase at the original exercise price in the event the optionee's Board service should cease prior to full vesting. With respect to each automatic grant, the repurchase right shall lapse and the optionee vest in two (2) equal and successive annual installments from the grant date.

                  3. The option will remain exercisable for a 12-month period following the optionee's termination of service as a Board member for any reason and may be exercised following the Board member's death by the personal representatives of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which it is exercisable at the time of the optionee's cessation of Board service.

                  4. The option shares will become fully vested in the event of a Corporate Transaction (as defined below) or a Change in Control (as defined below). The option shares will become fully vested in the event of the
optionee's   cessation  of  Board  service  by  reason  of  death  or  permanent disability.

                  5. Upon the occurrence of a hostile tender offer, the optionee shall have a thirty (30) day period in which to surrender to the Company each automatic option that has been in effect for at least six (6) months and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share (whether or not the optionee is otherwise vested in those shares) equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option exercise price payable per share.

                  6. Option grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program. The remaining terms and conditions of the option will in general conform to the terms described below for option grants under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

                             Stock Issuance Program

Shares may be sold under the Stock Issuance Program at a price per share not less than eighty-five percent (85%) of fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Committee will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Option Plan.

                               General Provisions

Acceleration of Options/Termination of Repurchase Rights. Upon the occurrence of either of the following transactions (a "Corporate Transaction"):

         (a) the sale, transfer, or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company, or

         (b) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, each outstanding option under the Option Plan will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares at the time subject to such option. However, an outstanding option shall not accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent), (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the
Committee at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

Also upon a Corporate Transaction, the Company's outstanding repurchase will terminate automatically unless assigned to the successor corporation.

Any options that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Company's outstanding repurchase rights that do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the optionee's service should subsequently terminate by reason of an involuntary termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the involuntary termination.

The acceleration of options in the event of a Corporate Transaction may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

Upon the occurrence of the following transactions ("Change in Control"):

         (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires beneficial ownership of more than fifty percent (50%) of the Company's outstanding voting stock without the Board's recommendation, or

         (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases by reason of a proxy contest, to be comprised of individuals who (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for selection as Board members by a majority of the Board in (a) who were still in office at the time such election or nomination was approved by the Board, the Committee has the discretion to accelerate outstanding options and terminate the Company's outstanding repurchase rights. The Committee also has the discretion to terminate the Company's outstanding repurchase rights upon the subsequent termination of the optionee's service within a specified period following the Change in Control.

Valuation. For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on the Nasdaq National Market. The closing price of the Common Stock on March 31, 1997 was $24.125 per share.

Changes in Capitalization. In the event any change is made to the Common Stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options, stock appreciation rights and direct stock issuances per calendar year,
(iii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made per director under the Automatic Option Grant Program and

(v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder.

Each outstanding option that is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities that would otherwise have been issued, in consummation of such Corporate Transaction, to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Option Plan on both an aggregate and a per-participant basis.

Option Plan Amendments. The Board may amend or modify the Option Plan in any and all respects whatsoever. However, the Board may not, without the approval of the Company's stockholders, (i) materially increase the maximum number of shares issuable under the Option Plan (except in connection with certain changes in capitalization), (ii) materially modify the eligibility requirements for option grants, or (iii) otherwise materially increase the benefits accruing to participants under the Option Plan.

Unless sooner terminated by the Board, the Option Plan will in all events terminate on September 13, 2005. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

As of March 31, 1997, options covering 2,452,406 shares were outstanding under the Option Plan, 1,135,395 shares remained available for future option grant, and 539,878 shares have been issued under the Option Plan. The expiration dates for all such options range from June 7, 2002 to March 31, 2007.

                    New Plan Benefits and Option Grant Table

Because the Option Plan is discretionary, benefits to be received by individual optionees are not determinable. However, each of Messrs. Patterson, Bredt, and Fluegel and Ms. Elmore will receive an option grant to purchase 6,000 shares under the Automatic Option Grant Program on the date of the Annual Meeting with an exercise price per share equal to the closing price per share of Common Stock on the date of the Annual Meeting. The table below shows, as to each of the executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of Common Stock for which options have been granted under the Option Plan (including options granted under the Predecessor Plan), for the one (1)-year period ending December 31, 1996 and the period through March 31, 1997. No direct stock issuances have been made under the Option Plan to date.

                                                                                              WEIGHTED AVERAGE
                                                                        NUMBER OF OPTION          EXERCISE
NAME AND POSITION                                                            SHARES                PRICE
-----------------                                                            ------                -----
David A. Stamm                                                                35,000               51.875
         President and Chief Executive Officer
Raymond M. Fritz                                                              15,000               51.875
         Vice President, Finance and Chief Financial Officer
Donna J. H. Novitsky                                                          15,000               51.875
         Vice President, Marketing
Randy Raynor                                                                   5,000               51.875
         Vice President, Engineering
Robert A. Spinner                                                             22,500               51.875
         Vice President, Sales
Christopher C. Liotta                                                         20,000               51.875
         Vice President, Customer Service and Support
All current executive officers as a group                                    112,500               51.875
         (6 persons)
All current directors (other than executive officers) as a group              24,000               23.000
         (4 persons)
All employees, including current officers who are not executive            1,162,597               26.680
         officers, as a group (351 persons)

    Federal Income Tax Consequences of Options Granted under the Option Plan

Options granted under the Option Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The excess of the fair market value of the purchased shares over the exercise price paid for the shares on the date of exercise will be includible in alternative minimum taxable income. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company's executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

Special provisions of the Internal Revenue Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:


                           (i) If  the  shares  acquired  upon  exercise  of the
non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (b) the exercise price paid for the shares.

                           (ii) The optionee may,  however,  elect under Section
83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

Stock Issuances. The tax principles applicable to direct stock issuances under the Option Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

                              Accounting Treatment

Under present accounting principles, neither the grant nor the exercise of options issued with an exercise price equal to the fair market value of the option shares on the grant date will result in any charge to the Company's earnings. However, the number of outstanding options may be a factor in determining the Company's reported earnings per share.

Should one or more optionees be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement,
then  such  rights  will  result  in  a  compensation   expense  to  be
charged periodically against the Company's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from prior quarter-end will be accrued as compensation expense to the extent such fair market value is in excess of the aggregate exercise price in effect for such rights.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION/STOCK ISSUANCE PLAN.


                                 PROPOSAL NO. 4

         PROPOSAL NO. 4 - AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

         The stockholders are being asked to approve an amendment to the Clarify Inc. Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares issuable thereunder by 500,000 shares. The Purchase Plan was adopted by the Board and approved by the stockholders on September 14, 1995. The Board approved the amendment to the Purchase Plan on April 9, 1997. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to meet the requirements of an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code (the "Code").

         The following summary of certain Purchase Plan provisions is qualified, in its entirety, by reference to the Purchase Plan. Copies of the Purchase Plan document may be obtained by a stockholder upon written request to the Secretary of the Company at the executive offices in San Jose, California.

         Purpose. The purpose of the Purchase Plan is to provide employees of the Company and designated parent or subsidiary corporations (collectively, "Participating Companies") an opportunity to participate in the ownership of the Company by purchasing Common Stock of the Company through payroll deductions. The Company is the only Participating Company in the Purchase Plan.

         The Purchase Plan is intended to benefit the Company as well as its stockholders and employees. The Purchase Plan gives employees an opportunity to purchase shares of Common Stock at a favorable price. The Company believes that the stockholders will correspondingly benefit from the increased interest on the part of participating employees in the profitability of the Company. Finally, the Company will benefit from the periodic investments of equity capital provided by participants in the Purchase Plan.

         Administration. The Purchase Plan is administered by the Compensation Committee of the Board (the "Committee"). All costs and expenses incurred in plan administration will be paid by the Company without charge to participants. Cash proceeds received by the Company from payroll deductions under the Purchase Plan generally shall be credited to a non-interest bearing book account.

         Shares and Terms. The stock issuable under the Purchase Plan is the Company's authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock that may be issued in the aggregate under the Purchase Plan is 1,370,000, adjusted as described in the "Adjustment" section of this description, including 500,000 shares which is the subject of this Proposal No.
4. Common Stock subject to a terminated purchase right shall be available for purchase pursuant to purchase rights subsequently granted.

         Adjustments. If any change in the Common Stock occurs (through recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration), appropriate adjustments shall be made by the Company to the class and maximum number of shares subject to the Purchase Plan, to the class and maximum number of shares purchasable by each participant on any one purchase date, and the class and number of shares and purchase price per share subject to outstanding purchase rights in order to prevent the dilution or enlargement of benefits thereunder.

         Eligibility. Generally, any individual who has completed thirty (30) days of service and is customarily employed by a Participating Company more than 20 hours per week and for more than five months per calendar year is eligible to participate in the Purchase Plan and may enter an offering period on the start date of any purchase period within such offering period. Approximately 341 employees (including 6 officers) were eligible to participate in the Purchase Plan as of April 30, 1997.

         Offering Periods. The Purchase Plan is implemented by a series of successive offering periods which generally have a duration of twenty-four months; each offering period is comprised of a series of one or more successive purchase periods, which will have a duration of six (6) months. The first offering period began on the date of execution of the underwriting agreement in connection with the Company's initial public offering and will end on October 31, 1997; the next offering period will commence on the first business day in November 1997. The purchase periods during the initial offering period ended or will end on April 30, 1996, October 31, 1996, April 30, 1997 and October 31, 1997. The Committee in its discretion may vary the beginning date and ending date of the offering periods prior to their commencement, provided no offering period shall exceed twenty-four (24) months in length.

         The participant will have a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the first day of the offering period and will be automatically exercised in successive installments on the last day of each purchase period within the offering period.

         Purchase Price. The purchase price per share under the Purchase Plan is 85% of the lower of (i) the fair market value of a share of Common Stock on the first day of the applicable offering period or, if later, the participant's entry date into the offering period, or (ii) the fair market value of a share of Common Stock on the purchase date. However, if the participant's entry date is not the first day of the applicable offering period, the clause (i) amount will not be less than the fair market value of a share of Common Stock on the start date of such offering period. Generally, the fair market value of the Common Stock on a given date is the closing price of the Common Stock, as reported on the Nasdaq National Market. The market value of the Common Stock as reported on the Nasdaq National Market as of April 30, 1997, was $ 8.56 per share.

         Limitations. The plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following:

     1. No purchase right shall be granted to any person who immediately thereafter would own, directly or indirectly, stock or hold outstanding options or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its parent or subsidiary corporations.

     2. In no event shall a participant be permitted to purchase more than 2,000 shares on any one purchase date.

     3.  The right to  purchase  Common  Stock under the  Purchase  Plan (or any other employee stock purchase plan that the Company or any of its subsidiaries may establish) in an offering intended to qualify under
         Section 423 of the Code may not accrue at a rate that exceeds $25,000 in fair market value of such Common Stock (determined at the time such purchase right is granted) for any calendar year in which such purchase right is outstanding.

      The purchase right shall be exercisable only by the Participant during the Participant's lifetime and shall not be assignable or transferable by the Participant.

         Payment of Purchase Price; Payroll Deductions. Payment for shares by participants shall be by accumulation of after-tax payroll deductions during the purchase period. The deductions may not exceed 15% of a participant's cash earnings paid during a purchase period, up to $12,500 per purchase period. Earnings for this purpose will include elective pre-tax contributions under a Code Section 125 or 401(k) plan, bonuses, overtime, commissions, profit-sharing distributions and other incentive-type payments but will not include contributions to any deferred compensation plan or welfare benefit program (except a 125 or 401(k) plan).

         The participant will receive a purchase right for each offering period in which he or she participates to purchase up to the number of shares of Common Stock determined by dividing such participant's payroll deductions accumulated prior to the purchase date by the applicable purchase price (subject to the "Limitations" section). Any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full share will be retained in the participant's account for the subsequent purchase period. No interest shall accrue on the payroll deductions of a participant in the Purchase Plan.

         Termination and Change to Payroll Deductions. A purchase right shall terminate at the end of the offering period or earlier if the participant terminates employment for any reason, and then any payroll deductions which the participant may have made with respect to a terminated purchase right will be refunded. A participant may decrease his or her deductions once during a purchase period and may increase the rate of his or her deductions up to 15% of earnings, effective as of the start date of the next purchase period.

         Amendment and Termination. The Purchase Plan shall continue in effect until the earlier of (i) the last business day in October 2005, (ii) the date on which all shares available for issuance under the Purchase Plan shall have been issued or (iii) a Corporate Transaction, unless the Purchase Plan is earlier terminated by the Board in its discretion.

         The Board may at any time alter, amend, suspend or discontinue the Purchase Plan, provided that, without the approval of the stockholders, no such action may (i) alter the purchase price formula so as to reduce the purchase price payable for shares under the Purchase Plan, (ii) materially increase the number of shares issuable under the Purchase Plan or the maximum number of shares purchasable per participant, or (iii) materially increase the benefits accruing to participants under the Purchase Plan or materially modify the eligibility requirements.

         In addition, the Company has specifically reserved the right, exercisable in the sole discretion of the Board, to terminate the Purchase Plan immediately following any six-month purchase period. If such right is exercised by the Board, then the Purchase Plan will terminate in its entirety and no further purchase rights will be granted or exercised, and no further payroll deductions shall thereafter be collected under the Purchase Plan.

         Corporate Transaction. In the event of (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company (a "Corporate Transaction"), each purchase right under the Purchase Plan will automatically be exercised immediately before consummation of the Corporate Transaction as if such date were the last purchase date of the offering period. The purchase price per share shall be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of the offering period (or on the participant's entry date, if later) or (ii) the fair market value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, if the participant's entry date is not the first day of the applicable offering period, the clause (i) amount will not be less than the fair market value of a share of Common Stock on the start date of such offering period. Any payroll deductions not applied to such purchase shall be promptly refunded to the participant.

         The grant of purchase rights under the Purchase Plan will in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         Proration of Purchase Rights. If the total number of shares of Common Stock for which purchase rights are to be granted on any date exceeds the number of shares then remaining available under the Purchase Plan, the Committee shall make a pro rata allocation of the shares remaining.

         Federal Income Tax Consequences. The following is a general description
of  certain  federal  income  tax   consequences  of  the  Purchase  Plan.  This
description does not purport to be complete.

         The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Under a plan which so qualifies, no taxable income will be reportable by a participant, and no deductions will be allowable to the Company, by reason of the grant or exercise of the purchase rights issued thereunder. A participant will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

         A sale or other disposition of the purchased shares will be a disqualifying disposition if made before the later of two years after the start of the offering period in which such shares were acquired or one year after the shares are purchased. If the participant makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date of purchase exceeded the purchase price, and the participant will be required to satisfy the employment and income tax withholding requirements applicable to such income. In no other instance will the Company be allowed a deduction with respect to the participant's disposition of the purchased shares.

         Any additional gain or loss recognized upon the disposition of the shares will be a capital gain, which will be long-term if the shares have been held for more than one (1) year following the date of purchase under the Purchase Plan.

         The foregoing is only a summary of the federal income taxation consequences to the participant and the Company with respect to the shares purchased under the Purchase Plan. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any city, state or foreign country in which the participant may reside.

         New Purchase Plan Benefits. Since purchase rights are subject to discretion, including an employee's decision not to participate in the Purchase Plan, awards under the Purchase Plan for the current fiscal year are not determinable. On April 30, 1996 and October 31, 1996, each of the Named Officers purchased the number of shares set forth beside his/her name: Mr. Stamm: 0 and 0; Mr. Fritz: 2,000 and 2,000; Ms. Novitsky: 2,000 and 1,997; Mr. Raynor: 2,000
and 1,979;  Mr. Spinner:  2,000 and 2,000;  and Mr. Liotta:  2,000 and 1,995. In
addition, each of the Named Officers, other than Mr. Stamm, but including Ms. Novitsky, and Messrs. Fritz, Raynor, Spinner and Liotta, has the right to purchase a maximum of 2,000 shares of Common Stock at a price that will not exceed $5.525 per share on each of the April 30, 1997 and October 31, 1997 purchase dates.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S PURCHASE PLAN.

                                 PROPOSAL NO. 5

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Company is asking the stockholders to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1997. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Coopers & Lybrand L.L.P.

         In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

         Coopers & Lybrand L.L.P. has audited the Company's financial statements for its last seven fiscal years. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 1996 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1996 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders, except that Messrs. Fritz, Liotta, Raynor and Spinner and Ms. Novitsky filed one report late reporting one transaction and Mr. Jorasch filed three reports late reporting five transactions.

                                    FORM 10-K

         THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR 1996, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CLARIFY INC., 2125 O'Nel Drive, SAN JOSE, CALIFORNIA 95131, ATTN: RAY M. FRITZ, CORPORATE FINANCE.

                  STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         Stockholder proposals that are intended to be presented at the 1997 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than January 16, 1997 in order to be included. Such stockholder proposals should be addressed to Clarify Inc., 2125 O'Nel Drive, San Jose, California 95131,
Attn: Ray M. Fritz, Corporate Finance.

                                  OTHER MATTERS

         The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                           BY ORDER OF THE BOARD OF DIRECTORS,



                                           David A. Stamm
                                           President and Chief Executive Officer

San Jose, California
May 5, 1997



--------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

--------------------------------------------------------------------------------

                                  CLARIFY INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                          (As amended on April 9, 1997)


I.       PURPOSE OF THE PLAN

         This Employee Stock Purchase Plan is intended to promote the interests of Clarify Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.


         Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.


II.      ADMINISTRATION OF THE PLAN

         The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.


III.     STOCK SUBJECT TO PLAN

         A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,370,000 shares.(1)

         B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

--------
(1) All share numbers have been adjusted to reflect a 2 for 1 stock dividend approved by the Board on September 18, 1996 for stockholders of record on September 30, 1996.

IV.      OFFERING PERIODS

         A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased (ii) the Plan shall have been sooner terminated.

         B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The initial offering period shall commence at the Effective Time and terminate on the last business day in October 1997. The next offering period shall commence on the first business day in November 1997, and subsequent offering periods shall commence as designated by the Plan Administrator.

         C. Each offering period shall be comprised of a series of one or more successive Purchase Periods. Purchase Periods shall begin on the first business day in May and November each year and terminate on the last business day in October and the following April, respectively, each year. However, the first Purchase Period under the initial offering period shall commence at the Effective Time and terminate on the last business day in April 1996.

V.       ELIGIBILITY

         A. Each individual who is an Eligible Employee at the Effective Time shall be eligible to enter the initial offering period and any subsequent offering period under the Plan on the start date of any Purchase Period within that offering period, provided he or she remains an Eligible Employee on such start date.

         B. Each individual who becomes an Eligible Employee after the Effective Time shall be eligible to enter an offering period under the Plan on the start date of any Purchase Period within that offering period, provided such individual (i) has completed thirty (30) days of service with the Corporation or any Corporate Affiliate prior to such start date and (ii) remains an Eligible Employee on such start date.

         C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

         D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

VI.      PAYROLL DEDUCTIONS

         A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Eligible Earnings paid to the Participant during each Purchase Period within that offering period, up to a maximum of fifteen percent (15%) but in no event to exceed Twelve Thousand Five Hundred Dollars ($12,500) per Purchase Period. The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                  1. The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one
                           (1) such reduction per Purchase Period.

                  2. The Participant may, prior to the commencement of any new Purchase Period within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) or Twelve Thousand Five Hundred Dollars ($12,500) maximum) shall become effective as of the start date of the Purchase Period following the filing of such form.

         B. Payroll deductions shall begin on the first payday following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the payday ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

         C.       Payroll   deductions  shall   automatically   cease  upon  the
                  termination of the Participant's purchase right in accordance with the provisions of the Plan.

         D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

VII.     PURCHASE RIGHTS

         A. Grant of Purchase Right. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code
                  Section 424(d)) or hold outstanding options or other rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.


         B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase Date (together with any carryover deductions from the preceding Purchase Period) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for the Participant for that Purchase Date.

         C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall not be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period. The Plan Administrator shall determine the percentage for each Purchase Period prior to the start date.

         D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that

                  Purchase Date (together with any carryover deductions from the preceding Purchase Period) by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 2,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

         E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

         F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                  1. A Participant may, at any time prior to the next Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase Right. Any payroll deductions collected during the Purchase Period in which such termination occurs shall be immediately refunded.

                  2. The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

                  3. Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the election, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw all the funds in the Participant's payroll account at the time of the commencement of such leave or (b) have such funds held for the purchase of shares at the end of such Purchase Period. In no event, however, shall any further payroll deductions be added to the Participant's account during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided the Participant returns to service prior to the expiration date of the offering period in which such leave began.

         G. Corporate Transaction. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

                  The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.


         H. Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock prorated to such individual, shall be refunded.

         I. Assignability. During the Participant's lifetime, the purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

         J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII.    ACCRUAL LIMITATIONS

         A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

         B.       For  purposes  of  applying  such  accrual  limitations,   the
                  following provisions shall be in effect:

                  1. The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

                  2. No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair
                           Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

         C. If, by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Period, then the payroll deductions that the Participant made during that Purchase Period with respect to such purchase right shall be promptly refunded.

         D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX.       EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Plan was adopted by the Board on September 14, 1995 and became effective on November 3, 1995. The Plan was amended on April 29, 1996 to increase the number of shares issuable by 160,000 shares. The stockholders approved the amendment on June 25, 1996. The Plan was amended again on April 4, 1997 to increase the number of shares issuable thereunder by 500,000 shares, provided no purchase rights granted under the Plan on the basis of the share increase shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan amendment shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the

                  1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected within twelve (12) months after the date on which the Plan amendment is adopted by the Board, then the share increase shall not take effect and the Plan shall terminate when all shares authorized by the Board and stockholders have been issued pursuant to purchase rights under the Plan. Upon issuance of all authorized shares, the Plan shall have no further force or effect and all sums collected from Participants that cannot be applied to the purchase of shares hereunder shall be refunded.

         B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in October 2005, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

X.       AMENDMENT OF THE PLAN

         The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Period. However, the Board may not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

XI.      GENERAL PROVISIONS

         A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

         B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

         C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   Schedule A


                          Corporations Participating in
                          Employee Stock Purchase Plan
                            As of the Effective Time

                                  Clarify Inc.

                                    APPENDIX A

         The following definitions shall be in effect under the Plan:

         A.       Board shall mean the Corporation's Board of Directors.

         B.       Code shall mean the Internal Revenue Code of 1986, as amended.

         C.       Common Stock shall mean the Corporation's common stock.

         D. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

         E. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                  1. a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  2. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

         F. Corporation shall mean Clarify Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Clarify Inc. that shall by appropriate action adopt the Plan.

         G. Effective Time shall mean the time at which the Underwriting Agreement is executed and finally priced. Any Corporate Affiliate that becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

         H. Eligible Earnings shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus
                  (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Eligible Earnings shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

         I. Eligible Employee shall mean any person who is engaged, on a regularly scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

         J. Entry Date shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

         K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  1. If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  2. If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  3. For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

         L.       1933 Act shall mean the Securities Act of 1933, as amended.

         M.       Participant   shall   mean   any   Eligible   Employee   of  a
                  Participating Corporation who is actively participating in the Plan.

         N. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

         O. Plan shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

         P. Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

         Q. Purchase Date shall mean the last business day of each Purchase Period. The initial Purchase Date shall be April 30, 1996.

         R. Purchase Period shall mean each successive period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

         S. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

         T. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                                  CLARIFY INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN




                                   ARTICLE ONE
                               GENERAL PROVISIONS


          I.       PURPOSE OF THE PLAN

                   This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of Clarify Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                   Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

          II.      STRUCTURE OF THE PLAN

                   A. The Plan shall be divided into three separate equity programs:

                                      (i) the Discretionary Option Grant Program
          under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                                      (ii)  the  Stock  Issuance  Program  under
          which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                                      (iii) the  Automatic  Option Grant Program
          under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                   B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

          III.     ADMINISTRATION OF THE PLAN

                   A. The  Primary  Committee  shall  have  sole  and  exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the
Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Automatic Option Grant Program.

                   B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary
Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

                   C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                   D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan
Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

                   E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                   F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

          IV.      ELIGIBILITY

                   A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                                      (i)    Employees,

                                      (ii)  non-employee  members  of the  Board
          (other than those serving as members of the Primary Committee) or the board of directors of any Parent or Subsidiary, and

                                      (iii)  consultants  and other  independent
          advisors who provide services to the Corporation (or any Parent or Subsidiary).

                   B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

                   C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                   D. The individuals eligible to participate in the Automatic Option Grant Program shall be (i) those individuals who are serving as non-employee Board members on the Plan Effective Date or who are first elected or appointed as non-employee Board members after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program on the Plan Effective Date or at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member following one or more Annual Stockholders Meetings.

          V.       STOCK SUBJECT TO THE PLAN

                   A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 4,127,679* shares. Such authorized share reserve is comprised
------------------

* Includes 1,048,244 shares added to the pool on January 1, 1996 and 1,158,475 shares added to the pool on January 1, 1997. Reflects stock split approved on September 18, 1996, for stockholders of record on September 30, 1996.

of the estimated number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan.

                   B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each of the 1996 and 1997 calendar years by an amount equal to five percent (5%) of the shares of Common Stock and Common Stock equivalents (that is, options, warrants and securities convertible into Common Stock) outstanding on December 31 of the immediately preceding calendar year. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each of the 1998 and 1999 calendar years by an amount equal to five percent (5%) of the shares of Common Stock and Common Stock equivalents (that is, options, warrants and securities convertible into Common Stock) outstanding on December 31 of the immediately preceding calendar year. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

                   C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate over the term of the Plan.

                   D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                   E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option

Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM

          I.       OPTION TERMS

                   Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                   A.       Exercise Price.

                            1. The  exercise  price per share  shall be fixed by
the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                            2. The exercise price shall become  immediately  due
upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                                      (i)  cash or  check  made  payable  to the
         Corporation,

                                      (ii)  shares of Common  Stock held for the
         requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                      (iii)  to  the   extent   the   option  is
         exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                   Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                   B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                   C.       Effect of Termination of Service.

                            1.  The  following   provisions   shall  govern  the
exercise of any options held by the Optionee at the time of cessation of Service or death:

                                      (i) Any option  outstanding at the time of
         the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                      (ii) Any option exercisable in whole or in
         part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                      (iii) During the  applicable  post-Service
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                                      (iv)  Should  the  Optionee's  Service  be
         terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                      (v)  In  the   event  of  an   Involuntary
         Termination  following  a  Corporate  Transaction,  the  provisions  of
         Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

                            2. The Plan Administrator shall have the discretion,
exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                      (i)  extend  the  period of time for which
         the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                      (ii)  permit the  option to be  exercised,
         during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                   D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                   E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                   F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in whole or in part during Optionee's lifetime in accordance with the terms of a Qualified Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          II.      INCENTIVE OPTIONS.

                   The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                   A. Eligibility. Incentive Options may only be granted to Employees.

                   B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                   C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                   D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

          III.     CORPORATE TRANSACTION/CHANGE IN CONTROL

                   A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                   B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                   C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                   D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                   E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

                   F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or
(ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                   G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                   H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          IV.      CANCELLATION AND REGRANT OF OPTIONS

                   The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

          V.       STOCK APPRECIATION RIGHTS

                   A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                   B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                                      (i) One or more  Optionees  may be granted
          the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                                      (ii) No such  option  surrender  shall  be
          effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                      (iii) If the  surrender  of an  option  is
          rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                   C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                                      (i) One or more Section 16 Insiders may be
          granted limited stock appreciation rights with respect to their outstanding options.

                                      (ii)  Upon  the  occurrence  of a  Hostile
          Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty
          (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                                      (iii)  Neither  the  approval  of the Plan
          Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                                      (iv) The  balance  of the  option (if any)
          shall continue in full force and effect in accordance with the documents evidencing such option.

                                  ARTICLE THREE
                             STOCK ISSUANCE PROGRAM

          I.       STOCK ISSUANCE TERMS

                   Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                   A.       Purchase Price.

                            1. The  purchase  price per share  shall be fixed by
the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

                            2. Subject to the provisions of Section I of Article
Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                                      (i)  cash or  check  made  payable  to the
          Corporation, or

                                      (ii)  past   services   rendered   to  the
          Corporation (or any Parent or Subsidiary).

                   B.       Vesting Provisions.

                            1.  Shares of Common  Stock  issued  under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                                      (i) the Service  period to be completed by
          the Participant or the performance objectives to be attained,

                                      (ii) the number of  installments  in which
          the shares are to vest,

                                      (iii) the interval or  intervals  (if any)
          which are to lapse between installments, and

                                      (iv) the  effect  which  death,  Permanent
          Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                            2. Any new, substituted or additional  securities or
other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                            3.  The  Participant  shall  have  full  stockholder
rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                            4. Should the Participant cease to remain in Service
while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                            5.  The  Plan  Administrator  may in its  discretion
waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          II.      CORPORATE TRANSACTION/CHANGE IN CONTROL

                   A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                   B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

                   C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

          III.     SHARE ESCROW/LEGENDS

                   Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR
                         AUTOMATIC OPTION GRANT PROGRAM

          I.       OPTION TERMS

                   A. Grant Dates. Option grants shall be made on the dates specified below:

                            1.  Each  Eligible  Director  who is a  non-employee
Board member on the Plan Effective Date and each Eligible Director who is first elected or appointed as a non-employee Board member after such date shall automatically be granted, on the Plan Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 10,000 shares of Common Stock.

                            2. On the date of each Annual Stockholders  Meeting,
beginning with the 1996 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 6,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 6,000-share option grants any one Eligible Director may receive over his or her period of Board service.

                   B. Exercise Price.

                            1. The  exercise  price per share  shall be equal to
one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                            2. The  exercise  price  shall be  payable in one or
more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                   C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

                   D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each automatic grant shall vest, and the Corporation's repurchase right shall lapse, in a series of two (2) equal and successive annual installments over the Optionee's period of continued service as a Board member, with one such installment to vest upon each of the first and second anniversaries of the option grant date.

                   E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                                      (i) The  Optionee  (or,  in the  event  of
          Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                                      (ii) During the twelve (12)-month exercise
          period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                                      (iii) Should the  Optionee  cease to serve
          as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                                      (iv) In no event  shall the option  remain
          exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

          II.      CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                   A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                   B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                   C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

                   D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          III.     REMAINING TERMS

                   The  remaining   terms  of  each  option  granted  under  the
Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE
                                  MISCELLANEOUS

          I.       FINANCING

                   A.  The  Plan   Administrator  may  permit  any  Optionee  or
Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

                   B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

          II.      TAX WITHHOLDING

                   A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                   B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                                      (i) Stock  Withholding:  The  election  to
          have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                                      (ii)  Stock  Delivery:   The  election  to
          deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          III.     EFFECTIVE DATE AND TERM OF THE PLAN

                   A. The Plan became effective on the Plan Effective Date, The Plan was amended on April 4, 1997 to increase the duration of the annual share increases provided in Article One, Section V.B, and to effect certain other changes. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, on the basis of the additional 5% increase authorized for the 1998 and later calendar years, until the amendment has been approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's approval of the Plan amendment, then all options previously granted under this Plan on the basis of the amendment shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan on the basis of such amendment. Except as so limited, options may be granted and shares issued from the Effective Date.

                   B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon approval of the Plan by the Corporations's stockholders, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                   C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                   D. The Plan shall terminate upon the earliest of (i) September 13, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

          IV.      AMENDMENT OF THE PLAN

                   A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitations of that program. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

                   B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

          V.       USE OF PROCEEDS

                   Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

          VI.      REGULATORY APPROVALS

                   A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or
(ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                   B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

          VII.     NO EMPLOYMENT/SERVICE RIGHTS

                   Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX B



          The following definitions shall be in effect under the Plan:

          A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

          B. Board shall mean the Corporation's Board of Directors.

          C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                                      (i)   the    acquisition,    directly   or
          indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934
          Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                                      (ii) a change  in the  composition  of the
          Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

          D. Code shall mean the Internal Revenue Code of 1986, as amended.

          E. Common Stock shall mean the Corporation's common stock.

          F.   Corporate   Transaction   shall  mean  either  of  the  following
stockholder-approved transactions to which the Corporation is a party:

                                      (i) a  merger  or  consolidation  in which
          securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                                      (ii)   the   sale,   transfer   or   other
          disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          G. Corporation shall mean Clarify Inc., a Delaware corporation.

          H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

          I. Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

          J. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

          K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

          M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                                      (i) If the  Common  Stock  is at the  time
          traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                                      (ii) If the  Common  Stock  is at the time
          listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                                      (iii) For  purposes of option  grants made
          on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share.

          N. Hostile Take-Over shall mean a change in ownership of the Corporation effected through the following transaction:

                                      (i)   the    acquisition,    directly   or
          indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934
          Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                                      (ii) more than fifty  percent (50%) of the
          securities so acquired are accepted from persons other than Section 16 Insiders.

          O.  Incentive   Option  shall  mean  an  option  which  satisfies  the
requirements of Code Section 422.

          P. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                                      (i)    such    individual's    involuntary
          dismissal or discharge by the Corporation for reasons other than Misconduct, or

                                      (ii)    such    individual's     voluntary
          resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

          Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

          R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

          S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

          T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

          U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          V. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

          W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

          X. Plan shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

          Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          Z. Plan Effective Date shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

          AA. Predecessor Plan shall mean the Corporation's existing 1991 Stock Option/Stock Issuance Plan.

          BB. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

          CC. Qualified Domestic Relations Order shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

          DD. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

          EE. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          FF. Section 12(g) Registration Date shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

          GG. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

          HH. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

          II. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

          JJ. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

          KK. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          LL. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

          MM. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

          NN. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

          OO. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                                                                      APPENDIX C

                              AMENDED AND RESTATED
                        CERTIFICATE OF INCORPORATION OF
                                  CLARIFY INC.

                             A Delaware corporation
                        (Pursuant to Section 242 and 245
                    of the Delaware General Corporation Law)

         CLARIFY INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

         FIRST: That the name of the corporation is Clarify Inc. and that the corporation was originally incorporated on August 27, 1990 pursuant to the General Corporation Law.

         SECOND: The Amended and Restated Certificate of Incorporation of this corporation shall be restated to read in full as follows:


                                   ARTICLE I

         The name of this corporation is Clarify Inc.

                                   ARTICLE II

         The address of the registered office of this corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent as such address is The Corporation Trust Company.

                                  ARTICLE III

         The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which coporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

         This corporation is authorized to issue two classes of stock to be designated common stock ("Common Stock") and preferred stock ("Preferred
Stock"). The number of shares of Common Stock authorized to be issued is Fifty-Five Million (55,000,000), par value $0.0001 per share, and the number of shares of Preferred Stock authorized to be issued is Five Million (5,000,000), par value $0.0001 per share.

         The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, in the resolution or resolutions adopted by the Board of Directors providing for the issue of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                                                      APPENDIX D

                                  CLARIFY INC.
                 ANNUAL MEETING OF STOCKHOLDERS, JUNE 11, 1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                  CLARIFY INC.

The undersigned revokes all previous proxies, acknowledges receipt of the notice of stockholders meeting to be held June 11, 1997 and the proxy statement, and appoints David A. Stamm and Ray M. Fritz or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Clarify Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 2125 O'Nel Drive, San Jose, California 95131, on Wednesday, June 11, 1997 at 10:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE MARK VOTES AS IN THIS EXAMPLE. /X/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE MATTERS LISTED BELOW. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BELOW. THIS WILL BE VOTED FOR PROPOSALS NO. 1, 2, 3, 4, 5 AND 6, IF NO SPECIFICATION IS MADE.

1. Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified, except as noted (write the names, if any, of nominees for whom you withhold authority to vote.)

Nominees: James L. Patterson, David A. Stamm, Thomas H. Bredt, Mary Jane Elmore and Frederick Fluegel

For / /                  Withheld / /                  Abstain / /

For all nominees except as note above.

2. Proposal to amend the Company's Certificate of Incorporation increasing the number of the Company's Common Stock reserved for issuance thereunder from 25,000,000 to 55,000,000 shares.

For / /                  Withheld / /                  Abstain / /

3. Proposal to amend the Company's 1995 Stock Option/Stock Issuance Plan, which among other things, would provide for automatic annual increases in the share reserve beginning in 1998 and continuing through 2000.

For / /                  Withheld / /                  Abstain / /

4. Proposal to amend the Company's Employee Stock Purchase Plan, including an increase by 500,000 shares to the number of shares available.

For / /                  Withheld / /                  Abstain / /

5. Proposal to ratify the selection of Coopers Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1997.

For / /                  Withheld / /                  Abstain / /

6. Proposal to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee, or in their representative capacity, sign name and title.

Signature:_______________________________ Date:________________

Signature:_______________________________ Date:________________